EXHIBIT 32.2


           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of Golden Enterprises, Inc. (the "Company") on Form 10-K for the fiscal year ended May 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patty Townsend, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 22, 2008



/s/Patty Townsend
-----------------
Patty Townsend
Vice-President and Principal Financial Officer




A signed original of this written statement required by Section 906 has been provided to Golden Enterprises, Inc. and will be retained by Golden Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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